UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 14, 2006 (April 11, 2006)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1 UNDERWRITING AGREEMENT 04/11/06
EX-5.1 OPINION OF HUNTON & WILLIAMS LLP
EX-8.1 OPINION OF HUNTON & WILLIAMS LLP

Item 1.01. Entry Into a Material Definitive Agreement.
     On April 11, 2006, Windrose Medical Properties Trust (the “Company”) and Windrose Medical Properties, L.P., the Company’s operating partnership (the “Operating Partnership”), entered into an underwriting agreement with Robert W. Baird & Co. Incorporated, as representative of the underwriters named in the underwriting agreement. Pursuant to the terms of the underwriting agreement, the Company agreed to sell and the underwriters agreed to purchase, subject to the terms and conditions set forth in the underwriting agreement, 2,300,000 common shares. The common shares will be offered and sold by the underwriters in a public offering (the “Offering”) at a public offering price of $14.80 per share. In addition, the Company granted to the underwriters a 30-day option to purchase an additional 345,000 common shares to cover over-allotments, if any. The net proceeds to the Company of the Offering after deducting underwriting discounts, commissions and estimated offering expenses, and before giving effect to any common shares issued and sold pursuant to the underwriters’ over-allotment option, if exercised, will be approximately $32.3 million. The underwriting agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.
     A copy of the underwriting agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description is qualified in its entirety by reference to the filed underwriting agreement.
Item 8.01. Other Events.
     In connection with the offer and sale of the common shares, the Company filed a prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, supplementing the prospectus included in the Registration Statement on Form S-3, as amended (File No. 333-112183) (the “Registration Statement”). The Company is also filing an Exhibit 5.1 and Exhibit 8.1 to this Current Report on Form 8-K a copy of the opinions of Hunton & Williams LLP to be incorporated by reference into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

1.1	—	Underwriting Agreement dated April 11, 2006.
5.1	—	Opinion of Hunton & Williams LLP with respect to the legality of the common shares being issued.
8.1	—	Opinion of Hunton & Williams LLP with respect to certain tax matters.
23.1	—	Consent of Hunton & Williams LLP (included in Exhibits 5.1 and 8.1)

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: April 14, 2006	By:	/s/ Frederick L. Farrar
Frederick L. Farrar
President, Chief Executive Officer and Treasurer

WINDROSE MEDICAL PROPERTIES TRUST
EXHIBIT INDEX

Exhibit No.		Description
1.1	—	Underwriting Agreement dated April 11, 2006.
5.1	—	Opinion of Hunton & Williams LLP with respect to the legality of the common shares being issued.
8.1	—	Opinion of Hunton & Williams LLP with respect to certain tax matters.
23.1	—	Consent of Hunton & Williams LLP (included in Exhibits 5.1 and 8.1)